Borrowing facilities	12 Months Ended
Mar. 31, 2019
Disclosure of detailed information about borrowings [abstract]
Borrowing facilities
Borrowing facilities

To support our liquidity requirements and provide backup to commercial paper and other borrowings, we agree loan facilities with financial institutions over and above the value of borrowings that may be required. These committed credit facilities have never been drawn, and our undrawn amounts are listed below.

At 31 March 2019, we had bilateral committed credit facilities of £5,463 million (2018: £5,438 million). In addition, we had committed credit facilities from syndicates of banks of £264 million at 31 March 2019 (2018: £245 million). All committed credit facilities were undrawn in 2019 and 2018. An analysis of the maturity of these undrawn committed facilities is shown below:

	2019	2018
	£m	£m
Undrawn committed borrowing facilities expiring:
Less than 1 year	—	—
In 1 to 2 years	—	3,910
In 2 to 3 years	2,190	—
In 3 to 4 years	1,668	—
In 4 to 5 years	1,869	1,773
More than 5 years	—	—
	5,727	5,683

Of the unused facilities at 31 March 2019, £5,463 million (2018: £5,438 million) is available for liquidity purposes, while £264 million (2018: £245 million) is available as backup to specific US borrowings. Of the £1,869 million of undrawn committed borrowings facilities due to expire within four to five years, £270 million was renegotiated before 31 March 2019, with the expiry extended by a further year, with effect from 1 June 2019.
In addition to the above, the Group has Export Credit Agreements (ECAs) totalling £859 million (2018: £797 million), of which £510 million (2018: £704 million) is undrawn. The Group has also negotiated a new facility of £550 million, with effect from 1 April 2019, for the separately regulated business of National Grid Electricity System Operator Limited. This facility is not available as Group general liquidity support.